Exhibit 4.1

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Robert M. Johnson, Esq.

THIRTEENTH SUPPLEMENTAL INDENTURE

Dated as of February 18, 2022

SUPPLEMENT TO INDENTURE OF MORTGAGE

Dated as of June 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

ISSUER (MORTGAGOR)

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE (MORTGAGEE)

EXHIBIT A FORM OF 3.25% FIRST MORTGAGE BOND DUE 2024

EXHIBIT B FORM OF 4.20% FIRST MORTGAGE BOND DUE 2029

EXHIBIT C FORM OF 4.40% FIRST MORTGAGE BOND DUE 2032

EXHIBIT D FORM OF 5.25% FIRST MORTGAGE BOND DUE 2052

EXHIBIT E FORM OF BOND OF THE THIRTY-FOURTH SERIES (REPLACEMENT A)

SCHEDULE 1 MORTGAGE INDENTURE RECORDING INFORMATION

i

THIRTEENTH SUPPLEMENTAL INDENTURE, dated as of February 18, 2022 (this “Thirteenth Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), as Mortgagor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee under the Mortgage Indenture (as hereinafter defined) and Mortgagee (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. Pursuant to Section 3.01 of the Mortgage Indenture, the Company and the Trustee deem it advisable to enter into this Thirteenth Supplemental Indenture for the purposes of establishing the terms of four series of Bonds and the amendments described below.

D. The Company and the Trustee are parties to that certain Fifth Supplemental Indenture, dated as of July 1, 2020 (the “Fifth Supplemental Indenture”) providing for the issuance by the Company of the Bond of the Thirty-Second Series, the Bond of the Thirty-Third Series, the Bond of the Thirty-Fourth Series and the Bond of the Thirty-Fifth Series.

E. The Company and the Trustee are parties to that certain Eleventh Supplemental Indenture, dated as of October 29, 2021 (the “Eleventh Supplemental Indenture”) providing for certain amendments to the Fifth Supplemental Indenture and the issuance of two replacement Bonds to replace the Bond of the Thirty-Fourth Series: (1) a Bond of the Thirty-Fourth Series (Tranche A) corresponding to the Tranche A Obligations (as defined in the Eleventh Supplemental Indenture) and (2) a Bond of the Thirty-Fourth Series (Tranche B) corresponding to the Tranche B Obligations (as defined in the Eleventh Supplemental Indenture) (collectively, the “Bonds of the Thirty-Fourth Series”).

F. The Company and the Holder of the Bonds of the Thirty-Fourth Series desire to amend and supplement the Fifth Supplemental Indenture and the Eleventh Supplemental Indenture solely with respect to the provisions relating to the Bonds of the Thirty-Fourth Series and the Holder has consented to such amendment and entry into this Thirteenth Supplemental Indenture pursuant to Section 14.02 of the Mortgage Indenture.

G. This Thirteenth Supplemental Indenture is being entered into pursuant to Section 14.02 of the Mortgage Indenture.

H. The Bond of the Thirty-Fourth Series (Tranche A) and the Bond of the Thirty-Fourth Series (Tranche B), each previously authenticated pursuant to the Eleventh Supplemental Indenture shall be delivered to the Trustee to be cancelled and the Trustee will authenticate and deliver one replacement Bond: a single Bond of the Thirty-Fourth Series (Replacement A) corresponding to the Obligations (as defined herein) (the “Bond of the Thirty-Fourth Series (Replacement A)”) pursuant to Section 14.06 of the Mortgage Indenture and this Thirteenth Supplemental Indenture.

I. The execution and delivery of this Thirteenth Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

J. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

K. The Company has done all things necessary to make this Thirteenth Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of the Bonds of the series established hereby and the Holder of the Bonds of the Thirty-Fourth Series, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Thirteenth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

The following additional definitions are hereby established for purposes of this Thirteenth Supplemental Indenture and shall have the meanings set forth in this Thirteenth Supplemental Indenture only for purposes of this Thirteenth Supplemental Indenture:

“2029 Bonds Par Call Date” means January 1, 2029.

“2032 Bonds Par Call Date” means December 1, 2031.

“2052 Bonds Par Call Date” means September 1, 2051.

“Ascertainable Fees” has the meaning specified in Section 601 hereof.

“DTC” means The Depository Trust Company.

“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Interest Amount” has the meaning specified in Section 601 hereof.

“Interest Payment Date” has the meaning specified in Section 601 hereof.

“Instructions” has the meaning specified in Section 910 hereof.

“Loan Documents” has the meaning specified in Section 601 hereof.

“Obligations” has the meaning specified in Section 601 hereof.

“Original Issue Date” means February 18, 2022.

“Par Call Date” means (1) with respect to the 2029 Bonds, the 2029 Bonds Par Call Date, (2) with respect to the 2032 Bonds, the 2032 Bonds Par Call Date, or (3) with respect to the 2052 Bonds, the 2052 Bonds Par Call Date.

“Redemption Price” means (1) with respect to the 2024 Bonds, the price at which the 2024 Bonds may be redeemed pursuant to Section 208(b) hereto, (2) with respect to the 2029 Bonds, the price at which the 2029 Bonds may be redeemed pursuant to Section 308(a) or Section 308(b) hereto, as applicable, (3) with respect to the 2032 Bonds, the price at which the 2032 Bonds may be redeemed pursuant to Section 408(a) or Section 408(b) hereto, as applicable, and (4) with respect to the 2052 Bonds, the price at which the 2052 Bonds may be redeemed pursuant to Section 508(a) or Section 508(b) hereto, as applicable.

“Term Credit Agreement” has the meaning specified in Section 601 hereof.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

ARTICLE II

ESTABLISHMENT OF 3.25% FIRST MORTGAGE BONDS DUE 2024

SECTION 201 Establishment and Designation of the 2024 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a forty-third series of Bonds designated as the “3.25% First Mortgage Bonds due 2024” (“2024 Bonds”). The 2024 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2024 Bonds shall have identical terms as the 2024 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 202 Form of 2024 Bonds.

The 2024 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit A.

SECTION 203 Principal Amount.

The 2024 Bonds shall be issued in an initial aggregate principal amount of $1,000,000,000.

SECTION 204 Interest Rate; Stated Maturity; Minimum Denominations.

The 2024 Bonds shall bear interest at the rate of 3.25% per annum and shall have a Stated Maturity of February 16, 2024.

The 2024 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 205 No Sinking Fund.

No sinking fund is provided for any of the 2024 Bonds.

SECTION 206 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2024 Bonds. The Place of Payment of the 2024 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 207 Global Securities; Appointment of Depositary for Global Securities.

The 2024 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2024 Bonds, and the 2024 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2024 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 208 Optional Redemption.

(a) Prior to February 16, 2023, the Company may not redeem the 2024 Bonds.

(b) Subject to the terms and conditions of the Mortgage Indenture, on or after February 16, 2023, the Company may redeem the 2024 Bonds, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2024 Bonds being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2024 Bonds pursuant to this Section 208, and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2024 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to this Section 208 shall be given (i) to Holders of the 2024 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 209 Other Terms of the 2024 Bonds.

The other terms of the 2024 Bonds shall be as expressly set forth herein and in Exhibit A.

ARTICLE III

ESTABLISHMENT OF 4.20% FIRST MORTGAGE BONDS DUE 2029

SECTION 301 Establishment and Designation of the 2029 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a forty-fourth series of Bonds designated as the “4.20% First Mortgage Bonds due 2029” (“2029 Bonds”). The 2029 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2029 Bonds shall have identical terms as the 2029 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 302 Form of 2029 Bonds.

The 2029 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit B.

SECTION 303 Principal Amount.

The 2029 Bonds shall be issued in an initial aggregate principal amount of $400,000,000.

SECTION 304 Interest Rate; Stated Maturity; Minimum Denominations.

The 2029 Bonds shall bear interest at the rate of 4.20% per annum and shall have a Stated Maturity of March 1, 2029.

The 2029 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 305 No Sinking Fund.

No sinking fund is provided for any of the 2029 Bonds.

SECTION 306 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2029 Bonds. The Place of Payment of the 2029 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 307 Global Securities; Appointment of Depositary for Global Securities.

The 2029 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2029 Bonds, and the 2029 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2029 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 308 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, prior the 2029 Bonds Par Call Date, the Company may redeem the 2029 Bonds at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2029 Bonds matured on the 2029 Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, less (b) interest accrued to the Redemption Date; and (2) 100% of the principal amount of the 2029 Bonds to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, on or after the 2029 Bonds Par Call Date, the Company may redeem the 2029 Bonds, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2029 Bonds being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2029 Bonds pursuant to this Section 308, and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2029 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to this Section 308 shall be given (i) to Holders of the 2029 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 309 Other Terms of the 2029 Bonds.

The other terms of the 2029 Bonds shall be as expressly set forth herein and in Exhibit B.

ARTICLE IV

ESTABLISHMENT OF 4.40% FIRST MORTGAGE BONDS DUE 2032

SECTION 401 Establishment and Designation of the 2032 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a forty-fifth series of Bonds designated as the “4.40% First Mortgage Bonds due 2032” (“2032 Bonds”). The 2032 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2032 Bonds shall have identical terms as the 2032 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 402 Form of 2032 Bonds.

The 2032 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit C.

SECTION 403 Principal Amount.

The 2032 Bonds shall be issued in an initial aggregate principal amount of $450,000,000.

SECTION 404 Interest Rate; Stated Maturity; Minimum Denominations.

The 2032 Bonds shall bear interest at the rate of 4.40% per annum and shall have a Stated Maturity of March 1, 2032.

The 2032 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 405 No Sinking Fund.

No sinking fund is provided for any of the 2032 Bonds.

SECTION 406 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2032 Bonds. The Place of Payment of the 2032 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 407 Global Securities; Appointment of Depositary for Global Securities.

The 2032 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2032 Bonds, and the 2032 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2032 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 408 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, prior to the 2032 Bonds Par Call Date, the Company may redeem the 2032 Bonds at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2032 Bonds matured on the 2032 Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points, less (b) interest accrued to the Redemption Date; and (2) 100% of the principal amount of the 2032 Bonds to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, on or after the 2032 Bonds Par Call Date, the Company may redeem the 2032 Bonds, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2032 Bonds being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2032 Bonds pursuant to this Section 408, and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2032 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to this Section 408 shall be given (i) to Holders of the 2032 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 409 Other Terms of the 2032 Bonds.

The other terms of the 2032 Bonds shall be as expressly set forth herein and in Exhibit C.

ARTICLE V

ESTABLISHMENT OF 5.25% FIRST MORTGAGE BONDS DUE 2052

SECTION 501 Establishment and Designation of the 2052 Bonds.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a forty-sixth series of Bonds designated as the “5.25% First Mortgage Bonds due 2052” (“2052 Bonds”). The 2052 Bonds may be reopened, from time to time, for issuances of additional Bonds of such series subject to the terms of Article V of the Mortgage Indenture, and any additional Bonds issued and comprising 2052 Bonds shall have identical terms as the 2052 Bonds, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.

SECTION 502 Form of 2052 Bonds.

The 2052 Bonds shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit D.

SECTION 503 Principal Amount.

The 2052 Bonds shall be issued in an initial aggregate principal amount of $550,000,000.

SECTION 504 Interest Rate; Stated Maturity; Minimum Denominations.

The 2052 Bonds shall bear interest at the rate of 5.25% per annum and shall have a Stated Maturity of March 1, 2052.

The 2052 Bonds are issuable in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

SECTION 505 No Sinking Fund.

No sinking fund is provided for any of the 2052 Bonds.

SECTION 506 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the 2052 Bonds. The Place of Payment of the 2052 Bonds shall be the Corporate Trust Office of the Trustee.

SECTION 507 Global Securities; Appointment of Depositary for Global Securities.

The 2052 Bonds shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.14 of the Mortgage Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 2052 Bonds, and the 2052 Bonds shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Mortgage Indenture.

None of the Company, the Trustee, any Paying Agent or any Bond Registrar will have any responsibility or liability for any aspect of Depositary records relating to, or payments made on account of, beneficial ownership interests in a Global Bond or for maintaining, supervising or reviewing any Depositary records relating to such beneficial ownership interests, or for transfers of beneficial interests in the 2052 Bonds or any transactions between the Depositary and beneficial owners.

SECTION 508 Optional Redemption.

(a) Subject to the terms and conditions of the Mortgage Indenture, prior to the 2052 Bonds Par Call Date, the Company may redeem the 2052 Bonds at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2052 Bonds matured on the 2052 Bonds Par

Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 45 basis points, less (b) interest accrued to the Redemption Date; and (2) 100% of the principal amount of the 2052 Bonds to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) Subject to the terms and conditions of the Mortgage Indenture, on or after the 2052 Bonds Par Call Date, the Company may redeem the 2052 Bonds, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2052 Bonds being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

(c) The Redemption Price shall be calculated assuming a 360-day year consisting of twelve 30-day months.

(d) The Company shall calculate the Redemption Price for the redemption of any 2052 Bonds pursuant to this Section 508, and notify the Trustee and, on or before the applicable Redemption Date, deposit with the Trustee or Paying Agent sufficient funds to pay the applicable Redemption Price for the 2052 Bonds to be redeemed on such Redemption Date.

(e) Notice of any redemption pursuant to this Section 508 shall be given (i) to Holders of the 2052 Bonds in the manner set forth in Section 6.04 of the Mortgage Indenture and by e-mail to the Depositary and (ii) to the Trustee in accordance with Section 6.02 of the Mortgage Indenture.

SECTION 509 Other Terms of the 2052 Bonds.

The other terms of the 2052 Bonds shall be as expressly set forth herein and in Exhibit D.

ARTICLE VI

MODIFICATION OF THE FIFTH SUPPLEMENTAL INDENTURE AND ELEVENTH SUPPLEMENTAL INDENTURE

SECTION 601 Amendments Relating to the Bonds of the Thirty-Fourth Series.

Solely with respect to the Bonds of the Thirty-Fourth Series, the following definitions contained in Article I of the Fifth Supplemental Indenture (which were subsequently amended in connection with the Eleventh Supplemental Indenture) are hereby amended and restated in their entirety to read as follows:

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Interest Amount” means, without duplication, interest on all Obligations and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders (as defined in the Term Credit Agreement) holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.

“Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 18-Month Tranche Loans, including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 18-Month Tranche Loans.

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, as amended, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

SECTION 602 Amendments Relating to the Bond of the Thirty-Fourth Series (Replacement A).

Solely with respect to the Bond of the Thirty-Fourth Series (Replacement A), Article IV, Section 2 of the Fifth Supplemental Indenture is amended and restated in its entirety to read as follows:

“The Bond of the Thirty-Fourth Series (Replacement A) shall be issued in certificated form and the form of the Bond of the Thirty-Fourth Series (Replacement A) is set forth in Exhibit E of the Thirteenth Supplemental Indenture and is hereby incorporated herein and made a part hereof.”

Solely with respect to the Bond of the Thirty-Fourth Series (Replacement A), Article IV, Section 4 of the Fifth Supplemental Indenture is amended and restated in its entirety to read as follows:

“The Bond of the Thirty-Fourth Series (Replacement A) shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, in each case for such Obligations, set forth in said Bond. The Bond of the Thirty-Fourth Series (Replacement A) shall have a Stated Maturity of January 1, 2023 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents (as defined in the Term Credit Agreement) and the procedures identified in Section 901 of this Thirteenth Supplemental Indenture). Interest on the Bond of the Thirty-Fourth Series (Replacement A) shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents until such interest is paid.”

Solely with respect to the Bond of the Thirty-Fourth Series (Replacement A), Article IV, Section 8 of the Fifth Supplemental Indenture is amended and restated in its entirety to read as follows:

“The other terms of the Bond of the Thirty-Fourth Series (Replacement A) shall be as expressly set forth in Exhibit E of the Thirteenth Supplemental Indenture.”

ARTICLE VII

AMENDMENT, SUPPLEMENT AND WAIVER

The Trustee and the Company may not modify, amend or supplement this Thirteenth Supplemental Indenture except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the Thirteenth Supplemental Indenture, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Bonds of each series established hereby and no other Bonds.

ARTICLE VIII

COVENANTS

Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Bonds of each series established hereby as of the Original Issue Date.

ARTICLE IX

MISCELLANEOUS

SECTION 901 Extension Procedures for the Bond of the Thirty-Fourth Series (Replacement A)

From time to time, the Maturity Date specified on the Bond of the Thirty-Fourth Series (Replacement A) may be extended, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:

(a)

An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing and (ii) the Maturity Date corresponding to the Bond of the Thirty-Fourth Series (Replacement A) has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent (as defined in the Term Credit Agreement) confirming that the Maturity Date corresponding to the Bond of the Thirty-Fourth Series (Replacement A) has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date.

(b)

A Company Order requesting the Trustee update the Maturity Date corresponding to the Bond of the Thirty-Fourth Series (Replacement A) to such new Maturity Date and authenticate a replacement Bond of the Thirty-Fourth Series (Replacement A) upon surrender by the Administrative Agent (as defined in the Term Credit Agreement) of the existing certificated Bond of the Thirty-Fourth Series (Replacement A) and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, in the manner provided in the Mortgage Indenture and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.

SECTION 902 Concerning the Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirteenth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Thirteenth Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Thirteenth Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

SECTION 903 Application of Thirteenth Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this Thirteenth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the Bonds of each series established hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Thirteenth Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 904 Headings.

The headings of the several Articles of this Thirteenth Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 905 Effective Date.

This Thirteenth Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 906 Counterparts.

This Thirteenth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Thirteenth Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 907 Governing Law.

The laws of the State of New York shall govern this Thirteenth Supplemental Indenture, the 2024 Bonds, the 2029 Bonds, the 2032 Bonds and the 2052 Bonds, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 908 Severability.

In case any provision in this Thirteenth Supplemental Indenture, the 2024 Bonds, the 2029 Bonds, the 2032 Bonds and the 2052 Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 909 Incorporation by Reference.

The terms of Schedule 1 attached hereto are incorporated herein and made a part hereof by this reference.

SECTION 910 Electronic Communication.

With respect to the 2024 Bonds, the 2029 Bonds, the 2032 Bonds and the 2052 Bonds under this Thirteenth Supplemental Indenture, the Trustee shall have the right to accept and act upon instructions (“Instructions”), given pursuant to this Thirteenth Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing Authorized Officers and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt thereof by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker
Name:	Margaret K. Becker
Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (Mortgagee)

By:	/s/ Robert W. Hardy
Name:	Robert W. Hardy
Title:	Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF SAN FRANCISCO	}

On February 7, 2022, before me, Rey Eloriaga, a notary public, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Ray Eloriaga
Signature

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF ILLINOIS	}
}
COUNTY OF COOK	}

On February 9, 2022, before me, Lawrence M. Kusch, a notary public, personally appeared Robert W. Hardy, a Vice President of The Bank of New York Mellon Trust Company, N.A. and who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Lawrence M. Kusch
Signature

(Seal)

EXHIBIT A

[FORM OF 3.25% FIRST MORTGAGE BOND DUE 2024]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,000,000,000	ORIGINAL ISSUE DATE: February 18, 2022	INTEREST RATE: 3.25% per annum

MATURITY DATE: February 16, 2024	INTEREST PAYMENT DATES: February 16 and August 16 of each year, commencing August 16, 2022	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

3.25% FIRST MORTGAGE BOND DUE 2024

(Fixed Rate)

No. [•]	Principal Amount: $[•]
CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.25% First Mortgage Bond Due 2024 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 3.25% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 3.25% First Mortgage Bond Due 2024 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or on a Redemption Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
Name: David Thomason
Title: Vice President, Chief Financial Officer and Controller

By
Name: Margaret K. Becker
Title: Vice President and Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 3.25% First Mortgage Bonds due 2024 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 3.25% FIRST MORTGAGE BOND DUE 2024]

This 3.25% First Mortgage Bond due 2024 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

Prior to February 16, 2023, the Company may not redeem the Bonds of this series.

Subject to the terms and conditions of the Mortgage Indenture, the Bonds of this series are also redeemable at the option of the Company (“Optional Redemption”), in whole or in part at any time on or after February 16, 2023, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the Redemption Price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the case of a partial redemption, selection of the Bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any Bond of this series is to be redeemed in part only, the notice of redemption that relates to the Bond of this series will state the portion of the principal amount of the Bond of this series to be redeemed. A new Bond of this series in a principal amount equal to the unredeemed portion of the Bond of this series will be issued in the name of the Holder of the Bond of this series upon surrender for cancellation of the original Bond of this series. For so long as the Bonds of this series are held by DTC (or another Depositary), the redemption of the Bonds of this series shall be done in accordance with the policies and procedures of the Depositary.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                                                  to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

[FORM OF 4.20% FIRST MORTGAGE BOND DUE 2029]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $400,000,000	ORIGINAL ISSUE DATE: February 18, 2022	INTEREST RATE: 4.20% per annum

MATURITY DATE: March 1, 2029	INTEREST PAYMENT DATES: March 1 and September 1 of each year, commencing September 1, 2022	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

4.20% FIRST MORTGAGE BOND DUE 2029

(Fixed Rate)

No. [•]	Principal Amount: $[•]
CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.20% First Mortgage Bond Due 2029 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 4.20% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 4.20% First Mortgage Bond Due 2029 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or on a Redemption Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
Name:David Thomason
Title: Vice President, Chief Financial Officer and Controller

By
Name:Margaret K. Becker
Title: Vice President and Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 4.20% First Mortgage Bonds due 2029 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 4.20% FIRST MORTGAGE BOND DUE 2029]

This 4.20% First Mortgage Bond due 2029 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

Subject to the terms and conditions of the Mortgage Indenture, prior to the Par Call Date, the Company may redeem the Bonds of this series at its option (“Optional Redemption”), in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, less (b) interest accrued to the Redemption Date; and (2) 100% of the principal amount of the Bonds of this series to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

Subject to the terms and conditions of the Mortgage Indenture, on or after the Par Call Date, the Company may redeem the Bonds of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Par Call Date” means January 1, 2029.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the Redemption Price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the case of a partial redemption, selection of the Bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any Bond of this series is to be redeemed in part only, the notice of redemption that relates to the Bond of this series will state the portion of the principal amount of the Bond of this series to be redeemed. A new Bond of this series in a principal amount equal to the unredeemed portion of the Bond of this series will be issued in the name of the Holder of the Bond of this series upon surrender for cancellation of the original Bond of this series. For so long as the Bonds of this series are held by DTC (or another Depositary), the redemption of the Bonds of this series shall be done in accordance with the policies and procedures of the Depositary.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the

Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                       to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

[FORM OF 4.40% FIRST MORTGAGE BOND DUE 2032]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $450,000,000	ORIGINAL ISSUE DATE: February 18, 2022	INTEREST RATE: 4.40% per annum

MATURITY DATE: March 1, 2032	INTEREST PAYMENT DATES: March 1 and September 1 of each year, commencing September 1, 2022	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

4.40% FIRST MORTGAGE BOND DUE 2032

(Fixed Rate)

No. [•]	Principal Amount: $[•]
CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.40% First Mortgage Bond Due 2032 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 4.40% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 4.40% First Mortgage Bond Due 2032 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or on a Redemption Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
Name: David Thomason
Title: Vice President, Chief Financial Officer and Controller

By
Name: Margaret K. Becker
Title: Vice President and Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 4.40% First Mortgage Bonds due 2032 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 4.40% FIRST MORTGAGE BOND DUE 2032]

This 4.40% First Mortgage Bond due 2032 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

Subject to the terms and conditions of the Mortgage Indenture, prior to the Par Call Date, the Company may redeem the Bonds of this series at its option (“Optional Redemption”), in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points, less (b) interest accrued to the Redemption Date; and (2) 100% of the principal amount of the Bonds of this series to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

Subject to the terms and conditions of the Mortgage Indenture, on or after the Par Call Date, the Company may redeem the Bonds of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Par Call Date” means December 1, 2031.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the Redemption Price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the case of a partial redemption, selection of the Bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any Bond of this series is to be redeemed in part only, the notice of redemption that relates to the Bond of this series will state the portion of the principal amount of the Bond of this series to be redeemed. A new Bond of this series in a principal amount equal to the unredeemed portion of the Bond of this series will be issued in the name of the Holder of the Bond of this series upon surrender for cancellation of the original Bond of this series. For so long as the Bonds of this series are held by DTC (or another Depositary), the redemption of the Bonds of this series shall be done in accordance with the policies and procedures of the Depositary.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the

Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                     to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

[FORM OF 5.25% FIRST MORTGAGE BOND DUE 2052]

[FORM OF FACE OF BOND]

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE MORTGAGE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE MORTGAGE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $550,000,000	ORIGINAL ISSUE DATE: February 18, 2022	INTEREST RATE: 5.25% per annum

MATURITY DATE: March 1, 2052	INTEREST PAYMENT DATES: March 1 and September 1 of each year, commencing September 1, 2022	THIS BOND IS A: [X] Global Book-Entry Bond [ ] Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

5.25% FIRST MORTGAGE BOND DUE 2052

(Fixed Rate)

No. [•]	Principal Amount: $[•]
CUSIP [•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 5.25% First Mortgage Bond Due 2052 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above at the rate of 5.25% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Mortgage Indenture, be paid to the Person in whose name this 5.25% First Mortgage Bond Due 2052 (this “Bond”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as set forth in Section 3.07 of the Mortgage Indenture, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Mortgage Indenture and any securities exchange, if any, on which the Bonds of this series may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Mortgage Indenture.

Payments of interest on this Bond will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Bond shall be computed and paid on the basis of the 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Bond (other than the Maturity Date) is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on the Bonds of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Bonds of this series represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Bonds of this series are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or on a Redemption Date of such Bonds shall be made at the office of the Paying Agent upon surrender of such Bonds to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Bonds at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By
	Name:	David Thomason
	Title:	Vice President, Chief Financial Officer and Controller

By
	Name:	Margaret K. Becker
	Title:	Vice President and Treasurer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the 5.25% First Mortgage Bonds due 2052 referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF 5.25% FIRST MORTGAGE BOND DUE 2052]

This 5.25% First Mortgage Bond due 2052 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Mortgage Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Bonds of this series.

Subject to the terms and conditions of the Mortgage Indenture, prior to the Par Call Date, the Company may redeem the Bonds of this series at its option (“Optional Redemption”), in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 45 basis points, less (b) interest accrued to the Redemption Date; and (2) 100% of the principal amount of the Bonds of this series to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

Subject to the terms and conditions of the Mortgage Indenture, on or after the Par Call Date, the Company may redeem the Bonds of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Bonds of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

For purposes of determining the Redemption Price, the following terms have the following meanings:

“Par Call Date” means September 1, 2051.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Bonds of this series, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Mortgage Indenture.

In the case of an Optional Redemption, notice of redemption will be sent not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Bonds of this series to be redeemed. If money sufficient to pay the Redemption Price of all Bonds of this series (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Bonds of this series or portions thereof shall cease to bear interest. The Bonds of this series in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the case of a partial redemption, selection of the Bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any Bond of this series is to be redeemed in part only, the notice of redemption that relates to the Bond of this series will state the portion of the principal amount of the Bond of this series to be redeemed. A new Bond of this series in a principal amount equal to the unredeemed portion of the Bond of this series will be issued in the name of the Holder of the Bond of this series upon surrender for cancellation of the original Bond of this series. For so long as the Bonds of this series are held by DTC (or another Depositary), the redemption of the Bonds of this series shall be done in accordance with the policies and procedures of the Depositary.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Bond when due.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the

Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Mortgage Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series and of like tenor of a different authorized denomination, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Bond of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers (or with respect to Global Bonds, CUSIP numbers) of the Bonds of this series called for redemption, or (B) any Bond of this series selected for redemption in whole or in part, except the unredeemed portion of any Bond of this series being redeemed in part.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to______________________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________________________________ to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT E

[FORM OF BOND OF THE THIRTY-FOURTH SERIES (REPLACEMENT A)]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE TERM CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP -TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: February 18, 2022	FACE AMOUNT: $298,235,897.44	INTEREST RATE: See below

MATURITY DATE: January 1, 2023 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 601 of the Thirteenth Supplemental Indenture)	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Credit Agreement (as defined below), or any successor Administrative Agent under the Term Credit Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

BOND OF THE THIRTY-FOURTH SERIES (REPLACEMENT A)

Face Amount (Maximum Principal Amount):
$298,235,897.44

No. _______

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to TWO HUNDRED AND NINETY EIGHT MILLION, TWO HUNDRED AND THIRTY FIVE THOUSAND, EIGHT HUNDRED AND NINETY SEVEN DOLLARS AND FORTY FOUR CENTS ($298,235,897.44) or such lesser principal amount as shall be equal to the Obligations (as defined herein) due and payable under the Loan Documents (as defined herein), but not in excess of the then current face amount (maximum principal amount) of this Bond, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) for such Obligations until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 601 of the Thirteenth Supplemental Indenture) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Obligations outstanding from time to time under the Loan Documents, but in no event shall the principal amount exceed the then current face amount. The principal due and payable hereunder by the Company as of any date shall be equal to the Obligations due and payable under the Loan Documents on such date, but not in excess of the then current face amount (maximum principal amount) of this Bond, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Term Credit Agreement) as Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Obligations due and payable under the Loan Documents, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) on the Obligations due and payable pursuant to the Loan Documents.

For purposes of this Bond:

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Interest Rate” means a rate of interest per annum to result in an interest payment hereunder equal to the Interest Amount due and payable under the Loan Documents on the applicable Interest Payment Date.

“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders (as defined in the Term Credit Agreement) holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Term Credit Agreement and any other Persons the Obligations owing to whom are or are purported to be secured by the Bond of the Thirty-Fourth Series (Replacement A).

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, as amended, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

“Obligations” means all Obligations (as defined in the Term Credit Agreement) relating solely to the 18-Month Tranche Loans, including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 18-Month Tranche Loans.

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Maturity Date of this Bond specified above shall be coincident with the 18-Month Tranche Maturity Date (as defined in the Term Credit Agreement) corresponding to the 18-Month Tranche Loans (as such Maturity Date may be extended, without amendment hereof, pursuant to the terms of the Term Credit Agreement of the Term Credit Agreement and the procedures identified in Section 601 of the Thirteenth Supplemental Indenture).

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as the Bond of the Thirty-Fourth Series (Replacement A) referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE THIRTY-FOURTH SERIES (REPLACEMENT A)]

This Bond of the Thirty-Fourth Series (Replacement A) (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture. This Bond is limited in face amount (maximum principal amount) to $298,235,897.44.

This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.

If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment with respect to any Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Term Credit Agreement shall have been terminated and all of the Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Obligations outstanding under the Loan Documents as of such date.

This Bond is issuable in the denomination of $298,235,897.44 or such lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due; provided, that any such payment of the Obligations and Interest Amounts pursuant to the Loan Documents shall not reduce the face amount (maximum principal amount) of this Bond.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                     to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

RECORDING INFORMATION

This Schedule 1 is hereby incorporated into and made a part of the Thirteenth Supplemental Indenture. The Thirteenth Supplemental Indenture (or a memorandum describing such Thirteenth Supplemental Indenture) shall be recorded in the Official Records of the County (as defined above) in order to put third parties on record notice with respect thereto.

The Mortgage Indenture was initially recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column A below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020 (the “2020 Memorandum”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column B below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2020 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2020 (the “2020 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column C below.

The Seventh Supplemental Indenture, dated as of November 16, 2020 (the “Seventh Supplemental Indenture”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column D below.

The Eighth Supplemental Indenture, dated as of March 11, 2021 (the “Eighth Supplemental Indenture”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column E below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2021 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of September 9, 2021 (the “2021 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column F below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021 (the “2021 Memorandum”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column G below.

Sch 1-1

	A	B	C	D
County	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number
	(Indenture of Mortgage, dated as of June 19, 2020)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	(Certificate of Partial Release of Lien, dated as of December 15, 2020)	(Seventh Supplemental Indenture, dated as of November 16, 2020)

Alameda	Date: 7/8/2020 Instrument: 2020159002	Date: 8/19/2020 Instrument: 2020203390	—	Date: 3/8/2021 Instrument: 2021094794

Alpine	Date: 7/8/2020 Instrument: Ins.000313	Date: 8/21/2020 Instrument: 2020000409	—	Date: 2/26/2021 Instrument: 2021-000224

Amador	Date: 7/7/2020 Instrument: 2020-0005302	Date: 8/19/2020 Instrument: 2020- 0006984-00	—	Date: 3/8/2021 Instrument: 20210002728

Butte	Date: 7/7/2020 Instrument: 2020-0026656	Date: 8/19/2020 Instrument: 2020-0033263	—	Date: 2/24/2021 Instrument: 2021-0008993

Calaveras	Date: 7/7/2020 Instrument: 2020-008603	Date: 8/19/2020 Instrument: 2020-011334	—	Date: 2/24/2021 Instrument: 2021-003707

Colusa	Date: 7/13/2020 Instrument: 2020-0002012	Date: 8/19/2020 Instrument: 2020-0002404	—	Date: 2/25/2021 Instrument: 2021-0000922

Contra Costa	Date: 7/10/2020 Instrument: 2020- 0137967-00	Date: 8/24/2020 Instrument: 2020-0179597	—	Date: 3/8/2021 Instrument: 2021-0068856

El Dorado	Date: 7/7/2020 Instrument: 2020- 0033173-00	Date: 8/19/2020 Instrument: 2020- 0042892-00	—	Date: 3/4/2021 Instrument: 2021-0014976

Fresno	Date: 7/7/2020 Instrument: 2020-0084490	Date: 8/20/2020 Instrument: 2020-0108156	—	Date: 2/24/2021 Instrument: 2021-0031297

Glenn	Date: 7/8/2020 Instrument: 2020-2622	Date: 8/25/2020 Instrument: 2020-3320	—	Date: 2/25/2021 Instrument: 2021-0901

Humboldt	Date: 7/14/2020 Instrument: 2020-011590	Date: 8/24/2020 Instrument: 2020-014544	—	Date: 3/5/2021 Instrument: 2021005120

Kern	Date: 7/7/2020 Instrument: 220088046	Date: 8/19/2020 Instrument: 220113312	Date: 12/29/2020 Instrument: 220202055	Date: 2/24/2021 Instrument: 221034332

Sch 1-2

	A	B	C	D
County	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number
	(Indenture of Mortgage, dated as of June 19, 2020)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	(Certificate of Partial Release of Lien, dated as of December 15, 2020)	(Seventh Supplemental Indenture, dated as of November 16, 2020)

Kings	Date: 7/7/2020 Instrument: 2011843	Date: 8/21/2020 Instrument: 2015093	—	Date: 2/24/2021 Instrument: 2104019

Lake	Date: 7/7/2020 Instrument: 2020008082	Date: 8/19/2020 Instrument: 2020010193	—	Date: 2/24/2021 Instrument: 2021003293

Lassen	Date: 7/8/2020 Instrument: 2020-02654	Date: 8/20/2020 Instrument: 2020-03389	—	Date: 2/25/2021 Instrument: 2021-00982

Madera	Date: 7/7/2020 Instrument: 2020015446	Date: 8/19/2020 Instrument: 2020019584	—	Date: 3/9/2021 Instrument: 2021007361

Marin	Date: 7/7/2020 Instrument: 2020-0028741	Date: 8/19/2020 Instrument: 2020-0037600	—	Date: 2/24/2021 Instrument: 2021-0013112

Mariposa	Date: 7/7/2020 Instrument: 20202190	Date: 8/20/2020 Instrument: 20202821	—	Date: 3/4/2021 Instrument: 20211080

Mendocino	Date: 7/7/2020 Instrument: 202007917	Date: 8/19/2020 Instrument: 2020-10112	—	Date: 2/24/2021 Instrument: 2021-02892

Merced	Date: 7/7/2020 Instrument: 2020022266	Date: 8/19/2020 Instrument: 2020028493	—	Date: 2/24/2021 Instrument: 2021008602

Modoc	Date: 7/7/2020 Instrument: 20200001804	Date: 8/19/2020 Instrument: 20200002135	—	Date: 2/24/2021 Instrument: 20210000422

Monterey	Date: 7/7/2020 Instrument: 2020032685	Date: 8/19/2020 Instrument: 2020042185	—	Date: 2/24/2021 Instrument: 2021014097

Napa	Date: 7/7/2020 Instrument: 2020-0016006	Date: 8/20/2020 Instrument: 2020-0020526	—	Date: 3/4/2021 Instrument: 2021-0008728

Nevada	Date: 7/7/2020 Instrument: 20200015164	Date: 8/25/2020 Instrument: 20200020840	—	Date: 3/4/2021 Instrument: 20210007838

Placer	Date: 7/7/2020 Instrument: 2020-0067740	Date: 8/19/2020 Instrument: 2020-0087937-00	—	Date: 2/24/2021 Instrument: 20210026083-00

Plumas	Date: 7/9/2020 Instrument: 2020-0003422	Date: 8/20/2020 Instrument: 2020-0004742	—	Date: 3/11/2021 Instrument: 2021-0001758

Sacramento	Date: 7/7/2020 Instrument: Ins-202007071055	Date: 8/19/2020 Instrument: 202008190892	—	Date: 2/24/2021 Instrument: 202102241076

San Benito	Date: 7/7/2020 Instrument: 2020-0007874	Date: 8/19/2020 Instrument: 2020-0010072	—	Date: 3/4/2021 Instrument: 2021-0003400

San Bernardino	Date: 7/7/2020 Instrument: 2020-0226134	Date: 8/19/2020 Instrument: 2020-0294961	—	Date: 2/24/2021 Instrument: 2021-0087782

San Francisco	Date: 7/7/2020 Instrument: 2020- K949017-00	Date: 8/19/2020 Instrument: 2020006126	—	Date: 2/24/2021 Instrument: 2021036477

San Joaquin	Date: 7/7/2020 Instrument: 2020-080390	Date: 8/19/2020 Instrument: 2020-103840	—	Date: 2/24/2021 Instrument: 2021-033997

San Luis Obispo	Date: 7/7/2020 Instrument: 2020033897	Date: 8/19/2020 Instrument: 2020043805	Date: 3/5/2021 Instrument: 2021017044	Date: 3/8/2021 Instrument: 2021017458

Sch 1-3

	A	B	C	D
County	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number
	(Indenture of Mortgage, dated as of June 19, 2020)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	(Certificate of Partial Release of Lien, dated as of December 15, 2020)	(Seventh Supplemental Indenture, dated as of November 16, 2020)

San Mateo	Date: 7/7/2020 Instrument: 2020064008	Date: 8/21/2020 Instrument: 2020-084135	—	Date: 2/24/2021 Instrument: 2021-030961

Santa Barbara	Date: 7/13/2020 Instrument: 2020-0034969	Date: 8/19/2020 Instrument: 2020-0043690	—	Date: 2/24/2021 Instrument: 2021-0014736

Santa Clara	Date: 7/7/2020 Instrument: 24528422	Date: 8/19/2020 Instrument: 24580344	—	Date: 2/24/2021 Instrument: 24845255

Santa Cruz	Date: 7/7/2020 Instrument: 2020-0024403	Date: 8/19/2020 Instrument: 2020-0031634	—	Date: 2/24/2021 Instrument: 2021-0011369

Shasta	Date: 7/7/2020 Instrument: 2020-0021039	Date: 8/19/2020 Instrument: 2020-0027008	Date: 12/29/2020 Instrument: 2020-0047326	Date: 2/24/2021 Instrument: 2021-0007584

Sierra	Date: 7/9/2020 Instrument: 2020171226	Date: 8/20/2020 Instrument: 2020171540	—	Date: 2/25/2021 Instrument: 2020172589

Solano	Date: 7/7/2020 Instrument: Ins-202000054277	Date: 8/19/2020 Instrument: 202000069597	—	Date: 2/24/2021 Instrument: 202100021149

Sonoma	Date: 7/9/2020 Instrument: 2020055917	Date: 8/19/2020 Instrument: 2020070874	—	Date: 2/24/2021 Instrument: 2021021837

Stanislaus	Date: 7/8/2020 Instrument: 2020-0047771	Date: 8/19/2020 Instrument: 2020-0061515-00	—	Date: 2/24/2021 Instrument: 2021-0017942-00

Sutter	Date: 7/8/2020 Instrument: 2020-0009800	Date: 8/19/2020 Instrument: 2020-0012784	—	Date: 2/24/2021 Instrument: 20210003735

Tehama	Date: 7/7/2020 Instrument: 2020007674	Date: 8/19/2020 Instrument: 2020009820	—	Date: 2/24/2021 Instrument: 2021002378

Trinity	Date: 7/8/2020 Instrument: 202002224	Date: 8/20/2020 Instrument: 202002748	—	Date: 2/25/2021 Instrument: 202100581

Tulare	Date: 7/7/2020 Instrument: 2020-0039416	Date: 8/26/2020 Instrument: 2020-0049011	—	Date: 3/2/2021 Instrument: 2021-0015218

Tuolumne	Date: 7/7/2020 Instrument: 2020007628	Date: 8/19/2020 Instrument: 2020009759	—	Date: 3/2/2021 Instrument: 2021003503

Yolo	Date: 7/8/2020 Instrument: 2020-0020467	Date: 8/19/2020 Instrument: 2020-0026550	Date: 3/8/2021 Instrument: 2021-0009288	Date: 3/8/2021 Instrument: 2021-0009289

Yuba	Date: 7/8/2020 Instrument: 2020-010218	Date: 8/19/2020 Instrument: 2020-012939	—	Date: 2/24/2021 Instrument: 2021-003119

Sch 1-4

	E	F	G
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)

Alameda	Date: 06/15/2021 Instrument: 2021215933	—	Date: 09/14/2021 Instrument: 2021309420

Alpine	Date: 06/16/2021 Instrument: 2021000559	—	Date: 09/14/2021 Instrument: 2021-000769

Amador	Date: 06/15/2021 Instrument: 2021-0007084	—	Date: 09/15/2021 Instrument: 2021-0010656

Butte	Date: 06/17/2021 Instrument: 2021-0027732	—	Date: 09/10/2021 Instrument: 2021-0040855

Calaveras	Date: 06/15/2021 Instrument: 2021-011005	—	Date: 09/16/2021 Instrument: 2021-016140

Colusa	Date: 06/17/2021 Instrument: 2021-0002508	—	Date: 09/14/2021 Instrument: 2021-0003762

Contra Costa	Date: 06/15/2021 Instrument: 2021-0172986	Date: 09/13/2021 Instrument: 2021-0254505	Date: 09/22/2021 Instrument: 2021-0263934

El Dorado	Date: 06/15/2021 Instrument: 2021-0039831	—	Date: 09/13/2021 Instrument: 2021-0058502

Fresno	Date: 06/15/2021 Instrument: 2021-0097447	—	Date: 09/13/2021 Instrument: 2021-0148962

Glenn	Date: 06/23/2021 Instrument: 2021-2872	—	Date: 09/10/2021 Instrument: 2021-4123

Humboldt	Date: 06/24/2021 Instrument: 2021-014188	—	Date: 09/15/2021 Instrument: 2021-020689

Kern	Date: 06/15/2021 Instrument: 221112026	—	Date: 09/14/2021 Instrument: 221174492

Kings	Date: 06/15/2021 Instrument: 2113322	—	Date: 09/17/2021 Instrument: 2120473

Lake	Date: 06/16/2021 Instrument: 2021010225	—	Date: 09/13/2021 Instrument: 2021-015134

Lassen	Date: 06/18/2021 Instrument: 2021-03286	—	Date: 09/13/2021 Instrument: 2021-04857

Madera	Date: 06/15/2021 Instrument: 2021019093	—	Date: 09/10/2021 Instrument: 2021028583

Marin	Date: 06/15/2021 Instrument: 2021-0039212	—	Date: 09/10/2021 Instrument: 2021-0056705

Mariposa	Date: 06/15/2021 Instrument: 20212780	—	Date: 09/23/2021 Instrument: 20214302

Sch. 1-5

	E	F	G
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)

Mendocino	Date: 06/16/2021 Instrument: 2021-09192	—	Date: 09/17/2021 Instrument: 2021-14137

Merced	Date: 06/15/2021 Instrument: 2021026546	—	Date: 09/13/2021 Instrument: 2021040766

Modoc	Date: 06/15/2021 Instrument: 20210001695	—	Date: 09/10/2021 Instrument: 20210002777

Monterey	Date: 06/17/2021 Instrument: 2021042424	—	Date: 09/13/2021 Instrument: 2021061137

Napa	Date: 06/15/2021 Instrument: 2021-0020222	—	Date: 09/13/2021 Instrument: 2021-0029107

Nevada	Date: 06/15/2021 Instrument: 20210020480	—	Date: 09/13/2021 Instrument: 20210030075

Placer	Date: 06/15/2021 Instrument: 2021-0077769-00	—	Date: 09/10/2021 Instrument: 2021-0114356-00

Plumas	Date: 06/18/2021 Instrument: 2021-4121	Date: 09/21/2021 Instrument: 2021-0006513	Date: 09/24/2021 Instrument: 2021-0006605

Sacramento	Date: 06/18/2021 Instrument: 202106180534	—	Date: 09/13/2021 Instrument: 202109130797

San Benito	Date: 06/23/2021 Instrument: 2021-0009669	—	Date: 09/20/2021 Instrument: 2021-0014111

San Bernardino	Date: 06/15/2021 Instrument: 2021-0270300	—	Date: 09/10/2021 Instrument: 2021-0414379

San Francisco	Date: 06/16/2021 Instrument: 2021096597	—	Date: 09/20/2021 Instrument: 2021147122

San Joaquin	Date: 06/15/2021 Instrument: 2021-102076	—	Date: 09/10/2021 Instrument: 2021-152907

San Luis Obispo	Date: 06/15/2021 Instrument: 2021042772	—	Date: 09/10/2021 Instrument: 2021062407

San Mateo	Date: 06/15/2021 Instrument: 2021-090929	—	Date: 09/14/2021 Instrument: 2021-132011

Santa Barbara	Date: 06/16/2021 Instrument: 2021-0045121	—	Date: 09/15/2021 Instrument: 2021-0065545

Santa Clara	Date: 06/15/2021 Instrument: 24996810	Date: 09/21/2021 Instrument: 25107264	Date: 09/22/2021 Instrument: 25109534

Santa Cruz	Date: 06/15/2021 Instrument: 2021-0032793	—	Date: 09/10/2021 Instrument: 2021-0046780

Shasta	Date: 06/15/2021 Instrument: 2021-0024897	Date: 09/20/2021 Instrument: 2021-0039149	Date: 09/22/2021 Instrument: 2021-0039480

Sierra	Date: 06/17/2021 Instrument: 2021173017	—	Date: 09/14/2021 Instrument: 2021173609

Sch. 1-6

	E	F	G
County	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number
	(Eighth Supplemental Indenture, dated as of March 11, 2021)	(Certificate of Partial Release of Lien, dated as of September 9, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)

Solano	Date: 06/15/2021 Instrument: 202100064487	—	Date: 09/10/2021 Instrument: 202100095898

Sonoma	Date: 06/15/2021 Instrument: 2021070076	—	Date: 09/13/2021 Instrument: 2021102595

Stanislaus	Date: 06/16/2021 Instrument: 2021-0057206	—	Date: 10/05/2021 Instrument: 2021-0093766

Sutter	Date: 06/17/2021 Instrument: 2021-0011236	—	Date: 09/29/2021 Instrument: 2021-0017681

Tehama	Date: 06/15/2021 Instrument: 2021008603	—	Date: 09/10/2021 Instrument: 2021012840

Trinity	Date: 06/17/2021 Instrument: 202101938	—	Date: 09/13/2021 Instrument: 202105327

Tulare	Date: 06/15/2021 Instrument: 2021-0043754	—	Date: 09/10/2021 Instrument: 2021-0066763

Tuolumne	Date: 06/17/2021 Instrument: 2021009478	—	Date: 09/10/2021 Instrument: 2021014302

Yolo	Date: 06/16/2021 Instrument: 2021-0023598	—	Date: 09/10/2021 Instrument: 2021-0034493

Yuba	Date: 06/15/2021 Instrument: 2021-010827	—	Date: 09/10/2021 Instrument: 2021-016949

Sch .1-7